LETTER OF TRANSMITTAL
To Deposit Common Shares (the “Shares”)
of
TLC VISION CORPORATION
Pursuant to the Offer to Purchase Dated May 11, 2007

THE OFFER EXPIRES AT 5:00 P.M. (EASTERN TIME) ON JUNE 20, 2007,
UNLESS THE OFFER IS EXTENDED.

Offices of the Depositary, CIBC Mellon Trust Company:

By Mail
P.O. Box 1036
Adelaide Street Postal Station
Toronto, Ontario M5C 2K4
Attention: Corporate Restructures

By Hand and By Courier
199 Bay Street
Commerce Court West
Securities Level
Toronto, Ontario M5L 1G9
Attention: Corporate Restructures

ANY QUESTIONS OR REQUESTS FOR ASSISTANCE MAY BE DIRECTED TO THE DEPOSITARY AT
1-800-387-0825 (North America);
416-643-5500 (Overseas & Collect Calls)
OR E-MAIL: INQUIRIES@CIBCMELLON.COM

DESCRIPTION OF SHARES DEPOSITED (See Instructions 3 and 4)
Name(s) and Address(es) of Registered Owner(s)
(Please Fill in Exactly as Name(s) Appear(s) on Share Certificate(s))

Shares Deposited (Attach signed list if necessary)
Share Certificate Number(s)	Number of Shares Represented by Certificate(s)	Number of Shares Deposited*

Total Shares Deposited
* If you desire to deposit fewer than all Shares evidenced by any share certificates listed above, indicate in this column the number of Shares you wish to deposit. Otherwise, all Shares evidenced by such share certificates will be considered to have been deposited. See Instruction 4 in this Letter of Transmittal.

Delivery of this instrument to an address other than those shown above does not constitute a valid delivery.

SHAREHOLDERS WHO WISH TO DEPOSIT SHARES UNDER THE OFFER AND WHOSE CERTIFICATE
IS REGISTERED IN THE NAME OF AN INVESTMENT DEALER, STOCK BROKER, BANK, TRUST
COMPANY OR OTHER NOMINEE SHOULD IMMEDIATELY CONTACT SUCH NOMINEE IN ORDER TO TAKE THE NECESSARY STEPS TO BE ABLE TO DEPOSIT SUCH SHARES UNDER THE OFFER.

Shareholders whose certificates are not immediately available or who cannot deliver to the Depositary their certificates for Shares and all other documents which this Letter of Transmittal requires by the Expiration Date (as defined in the Offer to Purchase) may only deposit their Shares according to the guaranteed delivery procedure set forth in Section 5 of the accompanying Circular (the “Circular”). See Instruction 2 in this Letter of Transmittal.

The undersigned hereby deposits to TLC Vision Corporation (“TLC”) the above-described Common Shares (the “Shares”) at the price per Share indicated in this Letter of Transmittal or pursuant to a Purchase Price Tender (as defined in TLC’s Offer to Purchase dated May 11, 2007 (the “Offer to Purchase”)), as specified below, net to the shareholder in cash (subject to applicable withholding taxes, if any) and upon the terms and subject to the conditions set forth in the Offer to Purchase, the Circular, and this Letter of Transmittal (all of which, together, constitute the “Offer”).

Subject to and effective upon acceptance for purchase of the Shares deposited hereby in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of TLC all rights, title and interest in and to all Shares deposited hereby pursuant to an Auction Tender (as defined in the Offer to Purchase) or pursuant to a Purchase Price Tender.

The undersigned hereby represents and warrants that:

(a) when and to the extent TLC accepts the Shares for payment, TLC will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom, provided that any dividends or distributions which may be paid, issued, distributed, made or transferred on or in respect of such Shares to shareholders of record on or prior to the date on which the Shares are taken up and paid for under the Offer shall be for the account of the undersigned;

(b) on request, the undersigned will execute and deliver any additional documents that the Depositary or TLC deems necessary or desirable to complete the assignment, transfer, and purchase of the Shares deposited hereby; and

(c) the undersigned has read and agrees to all of the terms of the Offer.

The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Shares deposited hereby. The certificates representing Shares deposited and the number of Shares that the undersigned wishes to deposit should all be indicated in the appropriate boxes. If the deposit is being made pursuant to an Auction Tender, the purchase price at which such Shares are being deposited should be indicated in Box B — “Auction Tender”.

The undersigned understands that he or she must indicate whether the Shares are being deposited pursuant to an Auction Tender or a Purchase Price Tender by completing Box A — “Type of Tender”. Failure to complete Box A will result in the undersigned being deemed to have elected a Purchase Price Tender.

The undersigned understands that TLC will determine a single price per Share (not less than US$5.75 per Share or more than US$6.25 per Share) (the “Purchase Price”) and that it will pay for Shares validly deposited and not withdrawn pursuant to the Offer, taking into account the number of Shares deposited pursuant to Auction Tenders and Purchase Price Tenders, the prices specified by shareholders making Auction Tenders, and the price at which Shares deposited pursuant to Purchase Price Tenders are considered to be deposited. For the purpose of determining the Purchase Price, Shares deposited pursuant to Purchase Price Tenders will be considered to have been deposited at US$5.75 per Share. The undersigned understands that TLC will select the Purchase Price that will allow it to purchase all of the deposited Shares up to a limit 20,000,000 Shares (or such lesser number of Shares as are properly deposited) at a price not less than US$5.75 per Share or more than US$6.25 per Share pursuant to the Offer. If the Purchase Price is determined to be US$6.25 per Share, the maximum purchase price under the Offer, the maximum gross purchase price for the Shares will be US$125 million. The undersigned understands and acknowledges that all Shares properly deposited and not withdrawn pursuant to Auction Tenders at prices at or below the Purchase Price and pursuant to Purchase Price Tenders will be purchased at the Purchase Price, net to the shareholder in cash (subject to applicable withholding taxes, if any), upon the terms and subject to the conditions of the Offer, including the applicable pro-ration provisions relating to Shares deposited, and that TLC will return all other Shares, including Shares deposited and not withdrawn at prices greater than the Purchase Price, and Shares not purchased because of pro-ration.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, TLC may terminate or amend the Offer or may not be required to purchase any of the Shares deposited hereby or may accept for payment, in accordance with the applicable pro-ration provisions relating to Shares deposited, fewer than all of the Shares deposited hereby. The undersigned understands and acknowledges that certificate(s) for any Shares not deposited or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in Box C — “Special Payment Instructions” or Box D — “Special Delivery Instructions”. The undersigned recognizes that TLC has no obligation, pursuant to the Special Payment Instructions, to transfer any certificates for Shares from the name of the registered owner.

The undersigned understands and acknowledges that acceptance of Shares by TLC for payment will constitute a binding agreement between the undersigned and TLC, effective as of the Expiration Date, upon the terms and subject to the conditions of the Offer. The parties acknowledge that they have requested that the present agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. Les parties reconnaissent avoir exigé la rédaction en anglais de la présente convention, ainsi que de tous documents exécutés, avis donnés et procédures judiciaires intentées, directement ou indirectement, relativement à ou suite à la présente convention.

The undersigned understands and acknowledges that payment for Shares accepted for payment pursuant to the Offer will be made by TLC by depositing the aggregate Purchase Price for such Shares with the Depositary, which will act as agent for shareholders who have properly deposited Shares in acceptance of the Offer for the purpose of receiving payment from TLC and transmitting payment to such shareholders. The undersigned further understands and acknowledges that receipt by the Depositary from TLC of payment for such Shares will be deemed to constitute receipt of payment by such shareholders. Under no circumstances will interest be paid by TLC by reason of any delay in paying for any Shares or otherwise.

The cheque for the Purchase Price for such of the deposited Shares as are taken up by TLC will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in Box C — “Special Payment Instructions”, Box D — “Special Delivery Instructions”, or Box G — “Hold for Pick-Up”. Such payment will be received in U.S. dollars.

The undersigned irrevocably appoints each officer of the Depositary and each officer of TLC and any other Person designated by TLC in writing, as the true and lawful agents, attorneys and attorneys-in-fact and proxies of the undersigned with respect to the Shares deposited hereby.

The power of attorney will be granted upon execution of this Letter of Transmittal and will be effective on and after the date that TLC takes up the Shares deposited hereby (the “Effective Date”), with full power of substitution and resubstitution in the name of and on behalf of the undersigned (such power of attorney, coupled with an interest, being irrevocable) to: (i) present certificates for such Shares for cancellation and record the transfer thereof on the registers of TLC (ii) execute and deliver, as and when requested by TLC, any instruments of proxy, authorization or consent in form and on terms satisfactory to TLC in respect of such Shares, designate any person or persons as the proxy of such holder in respect of the Shares for all purposes, including in connection with any meeting (whether annual, special or otherwise and any adjournment thereof, and for greater certainty, including the annual and special meeting on June 28, 2007) of holders of Shares in TLC; (iii) exercise any rights of the undersigned with respect to such Shares, all as set forth in this Letter of Transmittal.

The undersigned also agrees, effective on and after the Effective Date, not to vote any of the Shares at any meeting (whether annual, special or otherwise and any adjournment thereof, and for greater certainty, including the annual and special meeting on June 28, 2007) of holders of Shares and not to exercise any or all of the other rights or privileges attached to the Shares and agrees to execute and deliver to TLC any and all instruments of proxy, authorizations or consents, in form and on terms satisfactory to TLC, in respect of all or any of the Shares, and to designate in such instruments of proxy the person or persons specified by TLC as the proxy or the proxy nominee or nominees of the holders in respect of the Shares. Upon such appointment, all prior proxies given by the holder of such Shares with respect thereto shall be revoked and no subsequent proxies may be given by such Person with respect thereto.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this deposit is irrevocable.

If a share certificate has been lost, stolen or destroyed, this Letter of Transmittal, including Box J — “Lost, Stolen or Destroyed Certificates” should be completed as fully as possible and forwarded to the Depositary, together with a letter describing the loss, theft or destruction and providing a telephone number. The Depositary will respond with the replacement requirements, which includes certain additional documents that must be signed in order to obtain replacement certificate(s) and the payment of the required lost certificate fee.

BOX A TYPE OF TENDER
Check only one box.
Failure to complete Box A will result in you being deemed to have elected a Purchase Price Tender. Shares are being deposited hereby pursuant to:
☐ An Auction Tender	☐ A Purchase Price Tender
(Please complete Box B)

BOX B AUCTION TENDER PRICE (IN U.S. DOLLARS) PER SHARE AT WHICH SHARES ARE BEING DEPOSITED.
This box MUST be completed if Shares are being deposited pursuant to an Auction Tender. Failure to complete Box B will result in you being deemed to have elected a Purchase Price Tender.
Check the appropriate box to indicate the Auction Tender Price.
IF PORTIONS OF SHAREHOLDINGS ARE BEING DEPOSITED AT DIFFERENT PRICES, USE A SEPARATE LETTER OF TRANSMITTAL FOR EACH PRICE SPECIFIED (SEE INSTRUCTION 5).
☐ US$5.75
☐ US$5.80
☐ US$5.85
☐ US$5.90
☐ US$5.95
☐ US$6.00
☐ US$6.05
☐ US$6.10
☐ US$6.15
☐ US$6.20
☐ US$6.25
CHECK ONLY ONE BOX. IF MORE THAN ONE BOX IS CHECKED, YOUR DEPOSIT WILL BE REJECTED.

BOX C
SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 4, 6 and 8)

To be completed ONLY if certificates for Shares not deposited or not purchased and/or the cheque for the purchase price of shares purchased are to be issued in the name of someone other than the person signing Box H.

Issue cheque and/or certificate(s) to:

Name _ _
(Please Print)

Address _ _
(Include Postal Code or Zip Code)
(Social Insurance No. or Tax Identification No.
or Social Security No.)
(Recipients in U.S. to Complete Substitute Form
W-9) (See Instruction 11)

BOX D
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 6 and 8)

To be completed ONLY if certificates for Shares not deposited or not purchased and/or the cheque for the purchase price of Shares purchased are to be sent to someone other than the person signing Box H, or to the undersigned at an address other than shown above.

Mail cheque and/or certificate(s) to:

Name _ _
(Please Print)
Address _ _
(Include Postal Code or Zip Code)

BOX E
JURISDICTION OF RESIDENCE
(Please check the appropriate box)

I/we hereby declare that the registered holder(s) of the certificates deposited hereunder:

☐  IS/ARE

☐  IS/ARE NOT

resident(s) of Canada.

BOX F
HOLD FOR PICK-UP

☐	Hold certificates for Shares and/or cheques for pick up.

BOX G

☐	Check here if certificates for deposited Shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name(s) of Registered Owner(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution Which Guaranteed Delivery

BOX H
SHAREHOLDER(S) SIGN HERE
(See Instructions 1 and 6)
(Recipients in the U.S.: Please Complete
Substitute Form W-9)

Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter to Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or other legal representative acting in a fiduciary or representative capacity, please set forth the full title. See Instruction 6.

Authorized

Signature(s)
Shareholder(s) or Legal Representative
Shareholder(s) or Legal Representative

Name(s)

Address
(Include Postal Code or Zip Code)

Area Code and Telephone Number

U.S. shareholders must provide their Taxpayer Identification No. or Social Security No.; Canadian shareholders must provide their Social Insurance No. (See Instruction 10)

Date

BOX I
SIGNATURE GUARANTEE

(See Instructions 1 and 6)

Authorized

Signature(s)
Guarantor

Name

Firm

Address
(Include Postal Code or Zip Code)

Area Code and Telephone Number

Date

BOX J
LOST, STOLEN OR DESTROYED
CERTIFICATES

To be completed ONLY if certificates representing Shares being deposited have been lost, stolen or destroyed.

The undersigned has either (check one):

☐	lost his or her certificate(s) representing Shares;

☐	had his or her certificate(s) representing Shares stolen; or

☐	had his or her certificate(s) representing Shares destroyed.

If a certificate representing Shares has been lost, stolen or destroyed, this Letter of Transmittal, including this Box J, must be completed as fully as possible and forwarded, together with a letter describing the loss, theft or destruction and providing a telephone number, to the Depositary. The Depositary will respond with the replacement requirements.

INSTRUCTIONS
Forming Part of the Terms of the Offer

1. Signature Guarantees.  No guarantee of a signature is required if either:

(a) this Letter of Transmittal is signed by the registered holder of the Shares deposited with this Letter of Transmittal and payment and delivery are to be made directly to such owner and such owner has not completed either Box C — “Special Payment Instructions” or Box D — “Special Delivery Instructions” above; or

(b) such Shares are deposited for the account of a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP), a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP) or a bank, broker, dealer, credit union, savings association or other entity which is an “eligible guarantor institution”, as such term is defined in Rule 17Ad-15 under the U.S. Securities Exchange Act of 1934 (each such entity, an “Eligible Institution”). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal by completing Box I — “Signature Guarantee”. See Instruction 6 in this Letter of Transmittal.

2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.  Certificates for all physically deposited Shares together with a properly completed and duly executed Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, should be hand delivered, couriered or mailed to the Depositary at the appropriate address set forth herein and must be received by the Depositary by the Expiration Date (as defined in Section 1 of the Offer to Purchase).

Shareholders whose certificates are not immediately available or who cannot deliver certificates for Shares and all other required documents to the Depositary by the Expiration Date, may only deposit their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of it) to the Depositary by the Expiration Date, which must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery, and by otherwise complying with this guaranteed delivery procedure as set forth in Section 5 of the Circular. Pursuant to such guaranteed delivery procedure, the certificates for all physically deposited Shares, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof) relating to such Shares with signatures that are guaranteed if so required in accordance with the Letter of Transmittal, and all other documents required by this Letter of Transmittal must be received by the Depositary before 5:00 p.m. (Toronto time) on the third business day after the Depositary receives such Notice of Guaranteed Delivery. See Section 5 of the Circular.

The Notice of Guaranteed Delivery may be hand delivered, couriered, mailed or transmitted by facsimile transmission to the Depositary.

The tender information specified in a Notice of Guaranteed Delivery by a person completing such Notice of Guaranteed Delivery will, in all circumstances, take precedence over the tender information that is specified in the related Letter of Transmittal that is subsequently deposited.

The method of delivery of all documents, including certificates for Shares, is at the election and risk of the depositing shareholder. If delivery is by mail, registered mail, properly insured, is recommended.

TLC will not purchase any fractional Shares, nor will it accept any alternative, conditional or contingent deposits except as specifically permitted by Section 5 of the Circular. All depositing shareholders, by execution of this Letter of Transmittal (or a manually executed photocopy of it), waive any right to receive any notice of the acceptance of their deposit.

3. Inadequate Space.  If the space provided in the box captioned “Description of Shares Deposited” is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. Partial Deposits and Unpurchased Shares.  If fewer than all of the Shares evidenced by any certificate are to be deposited, fill in the number of Shares which are to be deposited in the box entitled “Number of Shares Deposited”. In such case, if any deposited Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, unless otherwise specified in Box C — “Special Payment Instructions” or Box D — “Special Delivery Instructions” on this Letter of Transmittal, as soon as reasonably practicable after the Expiration Date. All Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been deposited unless otherwise indicated.

5.  (a) Indication of Type of Tender.  To deposit Shares, the shareholder must complete Box A — “Type of Tender” on this Letter of Transmittal or, if applicable, on the Notice of Guaranteed Delivery, indicating whether he or she is depositing Shares pursuant to an Auction Tender (Box B) or a Purchase Price Tender. Either “An Auction Tender” or “A Purchase Tender” in Box A must be checked. If “An Auction Tender” is checked in Box A then a purchase price must be checked in Box B. Failure to check either box will result in the shareholder being deemed to have elected a Purchase Price Tender. The same Shares cannot be deposited (unless previously properly withdrawn as provided in Section 3 of the Offer to Purchase) pursuant to both an Auction Tender and a Purchase Price Tender or pursuant to Auction Tenders at more than one price. However, if a shareholder desires to deposit Shares in separate lots at a different type of tender for each lot, such shareholder must complete a separate Letter of Transmittal or, if applicable, a Notice of Guaranteed Delivery for each lot which the shareholder is depositing.

  (b) Indication of Price at Which Shares are being Deposited.  For Shares to be properly deposited pursuant to an Auction Tender, the shareholder must complete Box B — “Auction Tender” on this Letter of Transmittal indicating the price per Share in U.S. dollars at which he or she is depositing Shares. A shareholder wishing to deposit portions of his or her Shares pursuant to Auction Tenders at different prices must complete a separate Letter of Transmittal for each price at which he or she wishes to deposit each such portion of his or her Shares. The same Shares cannot be deposited pursuant to Auction Tenders (unless previously withdrawn as provided in Section 3 of the Offer to Purchase) at more than one price. No price can be specified by shareholders making a Purchase Price Tender.

6.  Signatures on Letter of Transmittal, Stock Power and Endorsements.

  (a) If Box H in this Letter of Transmittal is signed by the registered owner(s) of the Shares deposited hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

  (b) If the Shares are registered in the names of the two or more joint owners, each such owner must sign in Box H in this Letter of Transmittal.

  (c) If any deposited Shares are registered in different names on several certificates, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  (d) When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Shares or separate stock powers are required unless payment is to be made, or the certificates for Shares not deposited or not purchased are to be issued, to a person other than the registered owner(s). Any signature(s) required on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. An ownership declaration, which can be obtained from the Depositary, must also be completed and delivered to the Depositary. See Instruction 1 in this Letter of Transmittal.

  (e) If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or any other legal representative acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to TLC or the Depositary of their authority to so act.

7.  Special Payment and Delivery Instructions.  If certificates for Shares not deposited or not purchased and/or cheques are to be issued in the name of a person other than the signer of the Letter of Transmittal, or if such certificates and/or cheques are to be sent to someone other than the signer of the Letter of Transmittal or to the signer at a different address, Box C — “Special Payment Instructions” and/or Box D — “Special Delivery Instructions” must be completed.

8.  Irregularities.  All questions as to the number of Shares to be taken up, the price to be paid therefor, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any deposit of Shares will be determined by TLC, in its sole discretion, which determination will be final and binding on all parties. TLC reserves the absolute right to reject any or all deposits of Shares determined by it in its sole discretion not to be in proper form nor completed in accordance with the instructions herein and in the Offer or the acceptance for payment of, or payment for, which may, in the opinion of TLC’s counsel, be unlawful. TLC also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any deposit of Shares. No individual deposit of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of TLC, the Dealer Manager, the Depositary or any other person will be under any duty to give notification of any defect or irregularity in deposits or incur any liability for failure to give any such notice. TLC’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the Notice of Guaranteed Delivery) will be final and binding.

9.  Questions and Requests for Assistance and Additional Copies.  Questions and requests for assistance may be directed to the Depositary at the addresses and telephone and facsimile numbers set forth herein or to the Dealer Manager at the address and telephone number set forth in the Offer to Purchase. Additional copies of the Offer to Purchase, the Circular and this Letter of Transmittal and copies of the Notice of Guaranteed Delivery may be obtained from the Depositary or from your local broker, dealer, commercial bank, or trust company.

10.  Substitute Form W-9.  Each U.S. shareholder depositing Shares to the Depositary is required to provide the Depositary with a correct U.S. taxpayer identification number (“TIN”), which is generally the shareholder’s social security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under “Important Tax Information” below. Failure to provide the information on this form may subject the depositing shareholder to a US$50 or greater penalty imposed by the U.S. Internal Revenue Service and backup withholding of 28% of any payment made to you pursuant to the Offer.

IMPORTANT:  This Letter of Transmittal or a manually signed photocopy of it (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery, where applicable, must be received by the Depositary on or before the Expiration Date.

IMPORTANT U.S. TAX INFORMATION FOR U.S. HOLDERS

Under U.S. federal income tax law, a U.S. shareholder depositing to the Depositary whose deposited Shares are accepted for payment is required by law to provide the Depositary with such shareholder’s correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is his or her social security number. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult your tax advisor. If the Depositary is not provided with the correct TIN, the U.S. Internal Revenue Service may subject the U.S. shareholder or other payee to a US$50 penalty. If a U.S. shareholder makes a false statement with no reasonable basis that results in no backup withholding, the U.S. Internal Revenue Service may subject the U.S. shareholder to a US$500 penalty.

SUBSTITUTE FORM W-9
To be completed by U.S. Holders only
(See Instruction 10)

Under penalties of perjury, I certify that:

1.  (a) The social security or other taxpayer identification number stated below is my correct taxpayer identification number, or

  (b) a social security or other taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a social security or other taxpayer identification number to the appropriate Internal Revenue Service Centre or Social Security Administration Office or (ii) I intend to mail or deliver such application in the near future, and I understand that if I do not provide a social security or other taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a social security or other taxpayer identification number;

2.  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the United States Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.  I am a U.S. Person (including a U.S. resident alien).

Certification Instructions.  You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

(Signature of Shareholder)

(Date)

(Taxpayer Identification Number)

NOTE: FAILURE TO COMPLETE THIS FORM OR TO PROVIDE THE DEPOSITARY WITH A SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER MAY RESULT IN A US$50 OR GREATER PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE OFFER. IF NO SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER HAS BEEN ISSUED, WRITE “APPLIED FOR” IN THE SPACE FOR TAXPAYER IDENTIFICATION NUMBER. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IMMEDIATELY ABOVE.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number by the time of payment, all reportable payments made to me will be subject to a backup withholding tax of 28% until I provide a properly certified taxpayer identification number.

Signature _ _   Date _ _